Supplement to the
Fidelity Advisor® Limited Term Municipal Income Fund
Class A, Class T, Class B, and Class C
February 28, 2015
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.  After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable.  Shareholders should consult their prospectus for more information regarding Class A shares.

Effective March 1, 2016, the following information replaces similar information found in the "Fund Services" section under the heading "Fund Distribution."

Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000B	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 or more	None	None	finders feeC

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $10.00 or less will not pay a sales charge.

C Certain conditions and exceptions apply. See "Finder's Fees" on page 35.

Investments in Class A shares of $250,000 or more may, upon redemption less than nine months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.50% (shares with respect to which a 0.50% finder's fee is paid at the time of purchase) or 0.75% (shares recordkept in a Fidelity Advisor 401(k) Retirement Plan). The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

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Effective March 1, 2016, the following information replaces similar information found in the "Fund Services" section under the heading "Finder's Fees."

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $250,000 or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.50% of the purchase amount. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.50% if redeemed less than nine months after purchase for any reason, including failure to maintain the account minimum, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Effective March 1, 2016, the following information replaces similar information found in the "Fund Services" section under the heading "Conversion Feature."

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee is paid to intermediaries, after the first nine months of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Supplement to the

Fidelity Advisor® Limited Term Municipal Income Fund

Class A (FASHX), Class T (FTSHX), Class B (FBSHX), Class C (FCSHX), and Institutional Class (FISHX)

Classes of shares of Fidelity® Limited Term Municipal Income Fund

A Fund of Fidelity Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2015

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held.  All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

The following information replaces the similar information found in the "Description of the Trust" section on page 46.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, the fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

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